UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2010

INTERNATIONAL SPEEDWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-2384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Section 8 — Other Items
     Item 8.01 Other Items
On November 8, 2010, International Speedway Corporation issued a press release announcing the final results of its offer to purchase up to $100 million principal amount of its outstanding 5.40% senior notes due 2014 (CUSIP No. 460335AF9 and ISIN US335AF96). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits

		Description of
	Exhibit Number	Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date: November 9, 2010	By:	/s/ Brett M. Scharback
Brett M. Scharback
Vice President - Deputy General Counsel